Exhibit 99.2

WEYERHAEUSER COMPANY

STATISTICAL INFORMATION (unaudited)

CONSOLIDATED EARNINGS

(in millions, except per-share figures)

	Q1		Q4
	March 31, 2010	March 31, 2009	Dec. 31, 2009
Net sales and revenues:
Forest Products	$1,268	$1,103	$1,118
Real Estate	151	172	337

Total net sales and revenues	1,419	1,275	1,455

Costs and expenses:
Forest Products:
Costs of products sold	1,008	978	936
Alternative fuel mixture credits	—	—	(115)
Depreciation, depletion and amortization	116	122	121
Selling expenses	34	43	38
General and administrative expenses	82	96	67
Research and development expenses	8	13	13
Charges for restructuring and closures	—	82	25
Impairment of goodwill and other assets	1	18	108
Other operating costs (income), net	(71)	6	(14)

	1,178	1,358	1,179

Real Estate:
Costs and operating expenses	121	151	280
Depreciation and amortization	3	4	6
Selling expenses	15	22	22
General and administrative expenses	16	28	19
Other operating costs, net	1	—	10
Impairment of long-lived assets and other related charges	1	42	117

	157	247	454

Total costs and expenses	1,335	1,605	1,633

Operating income (loss)	84	(330)	(178)

Interest expense and other:

Forest Products:
Interest expense incurred	(106)	(108)	(114)
Less: interest capitalized	1	2	1
Loss on early extinguishment of debt	—	—	(28)
Interest income and other	9	14	15
Equity in income (loss) of equity affiliates	(6)	3	(4)

Real Estate:
Interest expense incurred	(6)	(7)	(8)
Less: interest capitalized	5	7	6
Interest income and other	3	1	—
Equity in income of equity affiliates	36	2	3
Impairments of investments and other related charges	—	(26)	25

Earnings (loss) before income taxes	20	(442)	(282)
Income tax benefit (provision) (1)	(38)	176	101

Net loss	(18)	(266)	(181)
Less: (earnings) loss attributable to noncontrolling interests	(2)	2	6

Net loss attributable to Weyerhaeuser common shareholders	$(20)	$(264)	$(175)

Basic and diluted net loss per share attributable to Weyerhaeuser common shareholders	$(0.10)	$(1.25)	$(0.83)

Dividends paid per share	$0.05	$0.25	$0.05

Weighted average shares outstanding (in thousands):
Basic	211,440	211,298	211,358
Diluted	211,440	211,298	211,358

Common shares outstanding at end of period (in thousands)	211,557	211,355	211,359

(1)

First quarter 2010 includes $31 million in tax charges related to the elimination of the ability to claim a tax deduction for prescription drug benefits provided to retirees and reimbursed under the Medicare Part D subsidy beginning in 2013 and state tax rate changes.

PRELIMINARY RESULTS - SUBJECT TO AUDIT

WEYERHAEUSER COMPANY

STATISTICAL INFORMATION (unaudited)

NET SALES AND REVENUES

(in millions)

	Q1		Q4
	March 31, 2010	March 31, 2009	Dec. 31, 2009
Timberlands:
Logs:
West	$82	$82	$76
South	27	33	29
Canada	9	2	6

Total logs	118	117	111
Pay as cut timber sales	8	7	7
Timberlands exchanges and non-strategic dispositions (1)	35	4	7
Higher and better use land sales (1)	5	1	1
Minerals, oil and gas	15	14	13
Products from international operations (2)	15	7	14
Other products	6	7	3

	202	157	156

Wood Products:
Structural lumber	241	212	202
Engineered solid section	66	55	54
Engineered I-Joists	48	33	39
Oriented strand board	66	55	58
Softwood plywood	16	14	13
Hardwood lumber	54	51	45
Other products produced	35	43	27
Other products purchased for resale	78	79	72

	604	542	510

Cellulose Fibers:
Pulp	321	281	315
Liquid packaging board	71	66	74
Other products	18	17	19

	410	364	408

Real Estate:
Single family housing	143	162	305
Land	7	9	31
Other	1	1	1

	151	172	337

Corporate and Other	52	40	44

	$1,419	$1,275	$1,455

(1)	Higher and better use timberlands and non-strategic dispositions are sold through Forest Products subsidiaries.
(2)	Includes logs, plywood and hardwood lumber harvested or produced by our international operations, primarily in South America.

WEYERHAEUSER COMPANY

STATISTICAL INFORMATION (unaudited)

NET CONTRIBUTION TO PRE-TAX EARNINGS

(in millions)

	Q1		Q4
	March 31, 2010	March 31, 2009	Dec. 31, 2009
Timberlands	$81	$40	$13
Wood Products	(19)	(266)	(208)
Cellulose Fibers	19	31	147
Real Estate	31	(96)	(89)
Corporate and Other	12	(43)	4

	$124	$(334)	$(133)

PRELIMINARY RESULTS - SUBJECT TO AUDIT

WEYERHAEUSER COMPANY

FOOTNOTES TO NET CONTRIBUTION TO PRE-TAX EARNINGS (unaudited)

(in millions)

	Q1 2010	Q1 2009	Q4 2009
Timberlands includes:
Asset impairments- attributable to Weyerhaeuser shareholders	$—	$—	$(15)
Asset impairments- attributable to noncontrolling interests	—	—	(5)

	Q1 2010	Q1 2009	Q4 2009
Wood Products includes:
Charges for restructuring and closures	$—	$(63)	$(1)
Goodwill impairments	—	(3)	—
Other asset impairments	—	(5)	(84)
Reserve for litigation	—	(19)	—
Gain on sale of operations	4	—
Gain on sale of property	40	—	—

	Q1 2010	Q1 2009	Q4 2009
Cellulose Fibers includes:
Charges for restructuring and closures	$—	$(1)	$—
Other asset impairments	—	—	(2)
Alternative fuel mixture credits	—	—	115

	Q1 2010	Q1 2009	Q4 2009
Real Estate includes:
Charges for restructuring and closures	$—	$(4)	$(8)
Impairment of assets and other related charges - attributable to Weyerhaeuser shareholders	—	(66)	(92)
Impairment of assets and other related charges - attributable to noncontrolling interests	—	(2)	—
Sale of partnership interests	33	—	—
Net gain (loss) on land and lot sales	3	6	(10)

	Q1 2010	Q1 2009	Q4 2009
Corporate and Other includes:
Charges for restructuring and closures	$—	$(18)	$(24)
Asset impairments	—	(10)	(2)
Cost of sales adjustment on previously impaired Real Estate assets	—	—	24
Reduction in retiree life insurance benefits	—	—	17
Share-based compensation	(2)	(3)	(4)
Net foreign exchange gains (losses)	10	(5)	6
Pension and postretirement credits (1)	16	24	29
Lease accounting adjustments	—	—	(12)

(1)	Excludes pension and postretirement included in charges for restructuring and closures.

PRELIMINARY RESULTS - SUBJECT TO AUDIT

WEYERHAEUSER COMPANY

STATISTICAL INFORMATION (unaudited)

THIRD PARTY SALES VOLUMES

	Q1		Q4
	March 31, 2010	March 31, 2009	Dec. 31, 2009
Timberlands (thousands):
Logs - cubic meters:
West	975	1,090	950
South	634	769	724
Canada	259	64	198
International	78	77	71

Wood Products (millions):
Structural lumber - board feet	761	881	759
Engineered solid section - cubic feet	4	3	3
Engineered I-Joists - lineal feet	44	26	34
Oriented strand board - square feet (3/8'')	334	347	348
Softwood plywood - square feet (3/8'')	60	51	51
Hardwood lumber - board feet	67	58	59

Cellulose Fibers (thousands):
Pulp - air-dry metric tons	422	409	443
Liquid packaging board - tons	67	64	73

Real Estate:
Single-family homes sold	620	455	431
Single-family homes closed	393	429	778
Single-family homes sold but not closed at end of period (backlog)	877	584	650

WEYERHAEUSER COMPANY

STATISTICAL INFORMATION (unaudited)

TOTAL PRODUCTION VOLUMES

	Q1		Q4
	March 31, 2010	March 31, 2009	Dec. 31, 2009
Timberlands (thousands):
Fee depletion - cubic meters:
West	1,431	1,678	1,168
South	2,140	2,380	1,863
International	92	107	133

Wood Products (millions):
Structural lumber - board feet	801	861	668
Engineered solid section - cubic feet	4	2	3
Engineered I-Joists - lineal feet	41	20	29
Oriented strand board - square feet (3/8'')	378	335	354
Softwood plywood - square feet (3/8'')	48	28	37
Hardwood lumber - board feet	59	55	44

Cellulose Fibers (thousands):
Pulp - air-dry metric tons	437	415	417
Liquid packaging board - tons	69	65	69

PRELIMINARY RESULTS - SUBJECT TO AUDIT

WEYERHAEUSER COMPANY

STATISTICAL INFORMATION

CONDENSED CONSOLIDATED BALANCE SHEETS (unaudited)

(in millions)

	March 31, 2010	Dec. 31, 2009
Assets

Forest Products
Current assets:
Cash and cash equivalents	$2,143	$1,862
Short-term investments	1	49
Receivables, less allowances	462	370
Receivables for taxes	34	602
Receivable from pension trust	96	146
Inventories	515	447
Prepaid expenses	93	82
Deferred tax assets	136	109

Total current assets	3,480	3,667

Property and equipment, net	3,539	3,611
Construction in progress	69	52
Timber and timberlands at cost, less depletion charged to disposals	4,016	4,010
Investments in and advances to equity affiliates	192	197
Goodwill	40	40
Deferred pension and other assets	904	756
Restricted assets held by special purpose entities	914	915

	13,154	13,248

Real Estate
Cash and cash equivalents	17	7
Receivables, less allowances	34	32
Inventory	1,553	1,515
Investments in and advances to equity affiliates	18	17
Deferred tax assets	271	299
Other assets	122	126
Consolidated assets not owned	6	6

	2,021	2,002

Total assets	$15,175	$15,250

Liabilities

Forest Products
Current liabilities:
Notes payable and commercial paper	$1	$4
Current maturities of long-term debt	3	3
Accounts payable	329	317
Accrued liabilities	603	631

Total current liabilities	936	955

Long-term debt	5,281	5,281
Deferred income taxes	1,578	1,538
Deferred pension, other postretirement benefits and other liabilities	1,942	2,000
Liabilities (nonrecourse to Weyerhaeuser) held by special purpose entities	767	768

	10,504	10,542

Real Estate
Long-term debt	390	402
Other liabilities	224	252

	614	654

Total liabilities	11,118	11,196

Equity

Weyerhaeuser shareholders’ interest	4,046	4,044
Noncontrolling interest	11	10

Total equity	4,057	4,054

Total liabilities and equity	$15,175	$15,250

PRELIMINARY RESULTS - SUBJECT TO AUDIT

WEYERHAEUSER COMPANY

STATISTICAL INFORMATION (unaudited)

STATEMENT OF CASH FLOWS

SELECTED INFORMATION (unaudited)

(in millions)

	Q1		Q4
	March 31, 2010	March 31, 2009	Dec. 31, 2009
Net cash from operations	$190	$(436)	$74
Cash paid for property and equipment (1)	(45)	(53)	(56)
Cash paid for timberlands reforestation (1)	(13)	(15)	(7)
Acquisition of timberlands	(9)	(7)	10
Cash received from issuances of debt	—	—	491
Payments on debt	(17)	(1)	(432)
Proceeds from the sale of assets and operations	115	8	14
Cash paid for dividends	(11)	(53)	(11)
Repayments from (loan to) pension trust	50	(85)	139

(1)	Capital spending is for Forest Products only and excludes Real Estate.

Forest Products Working Capital by Business Segment
	March 31, 2010	March 31, 2009	Dec. 31, 2009
Timberlands	$24	$47	$9
Wood Products	360	354	226
Cellulose Fibers	244	292	234
Corporate and Other (1)	1,916	1,484	2,243

	$2,544	$2,177	$2,712

(1)	Corporate and Other segment holds payroll and other liabilities related to the segments and income taxes receivable related to Real Estate.

Forest Products Capital Expenditures by Business Segment
	Q1		Q4
	March 31, 2010	March 31, 2009	Dec. 31, 2009
Timberlands	$20	$28	$16
Wood Products	2	25	24
Cellulose Fibers	39	8	23
Corporate and Other	1	7	—

	$62	$68	$63

PRELIMINARY RESULTS - SUBJECT TO AUDIT

WEYERHAEUSER COMPANY

STATISTICAL INFORMATION (unaudited)

STATEMENT OF OPERATIONS BY BUSINESS SEGMENT

(Dollar amounts in millions)

APPENDIX

	Q1 2010
	Timberlands	Wood Products	Cellulose Fibers	Corporate and Other	Eliminations	Total Forest Products	Real Estate	Total
Trade sales and revenues (unaffiliated customers)	$202	$604	$410	$52	$—	$1,268	$151	$1,419
Intersegment sales	171	16	—	4	(191)	—	—	—

Net sales and revenues	373	620	410	56	(191)	1,268	151	1,419

Costs and expenses:
Costs of products sold	254	572	331	42	(191)	1,008	121	1,129
Depreciation, depletion and amortization	23	45	36	12	—	116	3	119
Selling expenses	2	28	3	1	—	34	15	49
General and administrative expenses	18	39	17	8	—	82	16	98
Research and development expenses	4	1	2	1	—	8	—	8
Charges for restructuring and closures	1	—	—	(1)	—	—	—	—
Impairment of goodwill and other assets	—	1	—	—	—	1	1	2
Other operating costs (income), net	(10)	(46)	(2)	(13)	—	(71)	1	(70)

Total costs and expenses	292	640	387	50	(191)	1,178	157	1,335

Operating income (loss)	81	(20)	23	6	—	90	(6)	84
Interest income and other	—	1	—	8	—	9	3	12
Equity in income (loss) of equity affiliates	—	—	(4)	(2)	—	(6)	36	30
Income attributable to noncontrolling interests	—	—	—	—	—	—	(2)	(2)

Net contribution to earnings	$81	$(19)	$19	$12	$—	$93	$31	124

Interest expense, net of capitalized interest								(106)

Earnings before income taxes								18
Income tax provision								(38)

Net loss attributable to Weyerhaeuser common shareholders								$(20)

	Q1 2009
	Timberlands	Wood Products	Cellulose Fibers	Corporate and Other	Eliminations	Total Forest Products	Real Estate	Total
Trade sales and revenues (unaffiliated customers)	$157	$542	$364	$40	$—	$1,103	$172	$1,275
Intersegment sales	171	18	—	3	(192)	—	—	—

Net sales and revenues	328	560	364	43	(192)	1,103	172	1,275

Costs and expenses:
Costs of products sold	266	595	282	27	(192)	978	151	1,129
Depreciation, depletion and amortization	23	50	35	14	—	122	4	126
Selling expenses	2	36	4	1	—	43	22	65
General and administrative expenses	18	53	16	9	—	96	28	124
Research and development expenses	2	3	2	6	—	13	—	13
Charges for restructuring and closures	—	62	1	19	—	82	—	82
Impairment of goodwill and other assets	—	9	—	9	—	18	—	18
Real Estate impairments and other related charges	—	—	—	—	—	—	42	42
Other operating costs (income), net	(22)	18	(3)	13	—	6	—	6

Total costs and expenses	289	826	337	98	(192)	1,358	247	1,605

Operating income (loss)	39	(266)	27	(55)	—	(255)	(75)	(330)
Interest income and other	1	—	—	13	—	14	1	15
Equity in income (loss) of equity affiliates	—	—	4	(1)	—	3	2	5
Investment impairments and other related charges	—	—	—	—	—	—	(26)	(26)
Loss attributable to noncontrolling interests	—	—	—	—	—	—	2	2

Net contribution to earnings	$40	$(266)	$31	$(43)	$—	$(238)	$(96)	(334)

Interest expense, net of capitalized interest								(106)

Loss before income taxes								(440)
Income tax benefit								176

Net loss attributable to Weyerhaeuser common shareholders								$(264)

	Q4 2009
	Timberlands	Wood Products	Cellulose Fibers	Corporate and Other	Eliminations	Total Forest Products	Real Estate	Total
Trade sales and revenues (unaffiliated customers)	$156	$510	$408	$44	$—	$1,118	$337	$1,455
Intersegment sales	129	15	—	4	(148)	—	—	—

Net sales and revenues	285	525	408	48	(148)	1,118	337	1,455

Costs and expenses:
Costs of products sold	229	524	322	9	(148)	936	280	1,216
Alternative fuel mixture credits	—	—	(115)	—	—	(115)	—	(115)
Depreciation, depletion and amortization	21	48	36	16	—	121	6	127
Selling expenses	2	32	5	(1)	—	38	22	60
General and administrative expenses	13	42	13	(1)	—	67	19	86
Research and development expenses	3	2	2	6	—	13	—	13
Charges for restructuring and closures	—	1	—	24	—	25	—	25
Impairment of goodwill and other assets	20	82	2	4	—	108	—	108
Real Estate impairments and other related charges	—	—	—	—	—	—	117	117
Other operating costs (income), net	(9)	3	(6)	(2)	—	(14)	10	(4)

Total costs and expenses	279	734	259	55	(148)	1,179	454	1,633

Operating income (loss)	6	(209)	149	(7)	—	(61)	(117)	(178)
Interest income and other	1	1	—	13	—	15	—	15
Equity in income (loss) of equity affiliates	—	—	(2)	(2)	—	(4)	3	(1)
Investment impairments and other related charges	—	—	—	—	—	—	25	25
Loss attributable to noncontrolling interests	6	—	—	—	—	6	—	6

Net contribution to earnings	$13	$(208)	$147	$4	$—	$(44)	$(89)	(133)

Interest expense, net of capitalized interest								(143)

Loss before income taxes								(276)
Income tax benefit								101

Net loss attributable to Weyerhaeuser common shareholders								$(175)

PRELIMINARY RESULTS - SUBJECT TO AUDIT

1